Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re: A123 SYSTEMS, INC., et al. [1] Debtors	Chapter 11 Case Number: 12-12859 (KJC) Jointly Administered Hon. Kevin J. Carey

Monthly Operating Report
For the Period October 16, 2012 through October 31, 2012

Required Documents	Form No.	Documents Complete	Explanation Attached	Debtors' Statement
Schedule of Operating Cash Flow	MOR-1	X		
Schedule of Disbursements by Legal Entity	MOR- 1a	X		
Schedule of Professional Fees and Expenses Paid	MOR- 1b	X		
Bank Account Reconciliations, Bank Statements and Cash Disbursements Journal				X
Statements of Operations	MOR-2	X		
Balance Sheets	MOR-3	X		
Status of Post Petition Taxes				X
Summary of Unpaid Post Petition Accounts Payable	MOR-4	X		
Trade Accounts Receivable and Aging	MOR-5	X		
Debtor Questionnaire	MOR-6	X		

I declare under penalty of perjury (28 U.S.C. Section 1746) that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

David Prystash
Chief Financial Officer
A123 Systems, Inc.

November 30, 2012

Notes:
1. The Debtors in these Chapter 11 Cases, along with the last four digits of each Debtors' federal tax identification numbers are: A123 Systems, Inc., (3876); A123 Securities Corporation (5388); and Grid Storage Holdings, LLC (N/A). The above captioned Debtors' mailing address is c/o A123 Systems, Inc, 200 West Street, Waltham, MA 02451

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. The financial statements provided here include consolidated results for A123 Systems, Inc (the "Company") as the Company has several non-debtor subsidiaries. All information contained herein is unaudited and subject to future adjustment. The Company maintains its books and records on a business unit reporting level and those units do not in all cases correspond to legal entities. Certain assumptions have been made as noted herein. In addition, the Company maintains certain liabilities on its balance sheet (such as benefits and tax related liabilities) that may relate to one or more of the Company's subsidiaries and no conclusion as to the legal obligation is made by the presentation herein.

Docket No. 526
Filed: 12/3/12

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In Re: Chapter 11 A123 SYSTEMS, INC., et al. Case Number: 12-12859 (KJC) Debtors Jointly Administered Hon. Kevin J. Carey General Notes Condensed Combined Debtor-in-Possession Financial Statements – The condensed combined financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects. In addition, the financial statements and supplemental information contained herein represent the condensed combined financial information for Debtors only. Non-debtor subsidiaries are not included in the condensed combined income statement or condensed combined balance sheet. American Institute of Certified Public Accountants Statement of Position 90-7, “Financial Reporting by Entities in Reorganization under the Bankruptcy Code” (“SOP 90-7”), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. The Debtors’ condensed combined financial statements contained herein have been prepared in accordance with the guidance in SOP 90-7. The unaudited condensed combined financial statements have been derived from the books and records of the Debtors. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon the application of such procedures, the Debtors believe that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would typically be made in accordance with U.S. GAAP. The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the combined results of operations, financial position, and cash flows of the Debtors in the future. Intercompany Transactions– Receivables and payables between the Debtors have been eliminated; however, intercompany transactions between the Debtors and non-debtor affiliates have not been eliminated in the financial statements contained herein. No conclusion as to the legal obligation related to these intercompany transactions is made by the presentation herein. Liabilities Subject to Compromise – As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled and treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. SOP 90-7 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events.  Page 2 Monthly Operating Report October 16, 2012 through October 31, 2012

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re:
A123 SYSTEMS, INC., et al.
Debtors

Chapter 11
Case Number: 12-12859 (KJC)
Jointly Administered
Hon. Kevin J. Carey

MOR-1

Debtors Combined Schedule of Operating Cash Flow
For the Period October 16, 2012 through October 31, 2012
(USD 000s)

BEGINNING CASH BALANCE (BANK) [1]	$	19,446
RECEIPTS:		
Accounts Receivable		3,812
Total Receipts	$	3,812
OPERATING DISBURSEMENTS [2]		
Compensation & benefits		4,781
Operating disbursements		1,605
Intercompany Cash (From) / To Non- Debtors [3]		1,487
Total Operating Disbursements	$	7,873
Restructuring Disbursements		111
Net Operating Cash Flow	$	(4,172)
DIP Loan Interest and Fees		
DIP Facility Interest		-
DIP Facility Fees		(310)
		(310)
Total Disbursements Excl. Professional Fees	$	8,294
Professional Fees		120
Net Cash Flow Before Debt Service	$	(4,602)
Current Debt Service		
Interest Payments		-
Total Amort. & Int. Payments	$	-
DIP Borrowing		
Interim DIP Loan Borrowings (Repayments)	$	15,500
Final DIP Term Loan (Repayments)		-
Total DIP Borrowings		15,500
Net Cash Flow	$	10,898
Check Float		1,443
ENDING CASH BALANCE [1]	$	31,786

Notes:

1. Cash balances do not tie exactly to balance sheet as these do not include unavailable funds, outstanding checks, di-minimus bank account balances and other timing related differences.
2. Disbursements reflect when the relevant disbursement accounts are funded via check or wire rather than when clearing the bank.
3. Payment on account of invoices related to material procured from non-debtor subsidiaries.

Page 3

Monthly Operating Report
October 16, 2012 through October 31, 2012

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In Re: Chapter 11 A123 SYSTEMS, INC., et al. Case Number: 12-12859 (KJC) Debtors Jointly Administered Hon. Kevin J. Carey MOR-1a Schedule of Disbursements by Legal Entity For the Period October 16, 2012 through October 31, 2012 (USD 000s) Filing Enities: Case No: Total 1 Disbursements 1 A123 Systems, Inc. 12-12859 $ 8,414 2A123 Securities Corporation 12-12860 $ - 3 Grid Storage Holdings LLC 12-12861 $ - $ 8,414 Notes: 1. Disbursements includes payments to third party vendors, suppliers, employees, professionals, interest, disbursements in accordance 1st with various day motions and transfers of cash from the Debtors’ to the Non-Debtors all in accordance with the Approved Budget, as defined in DIP Loan Agreement.  Page 4 Monthly Operating Report October 16, 2012 through October 31, 2012

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In Re: Chapter 11 A123 SYSTEMS, INC., et al. Case Number: 12-12859 (KJC) Debtors Jointly Administered Hon. Kevin J. Carey MOR-1b Schedule of Professional Fees and Expenses Paid For the Period October 16, 2012 through October 31, 2012 Amount Paid this Period Cumulative Amount Since Petition date Professional Fees Expenses Total Fees Expenses Total Alvarez & Marsal North America LLC - - - - - - Latham & Watkins LLP - - - - - - Lazard Frères & Co. LLC - - - - - - Richards, Layton & Finger, P.A - - - - - - Logan & Company, Inc. - - - - - - TOTAL $ - $ - $ - $ - $ - $ - Professional Role Alvarez & Marsal North America LLC Debtors' Financial Advisors Latham & Watkins LLP Debtors' Bankruptcy Co-Counsel Lazard Frères & Co. LLC Debtors' Investment Banker Richards, Layton & Finger, P.A Debtors' Bankruptcy Co-Counsel Logan & Company, Inc. Debtors' Administrative Advisor Page 5 Monthly Operating Report October 16, 2012 through October 31, 2012

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In Re: Chapter 11 A123 SYSTEMS, INC., et al. Case Number: 12-12859 (KJC) Debtors Jointly Administered Hon. Kevin J. Carey Debtors Statement with respect to Bank Account Reconciliations, Bank Statements and Cash Disbursements Journal For the Period October 16, 2012 through October 31, 2012 Bank Account Reconciliations & Cash Disbursements Journals The Debtors affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within its financial accounting systems, check registers and/or disbursements journals are maintained for each disbursement account. Bank statements The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors. Closed Bank Accounts The Debtors affirm that the bank account(s) were closed during the current reporting period. - None Opened Bank Accounts The Debtors affirm that the bank account(s) were opened during the current reporting period. – None Page 6 Monthly Operating Report October 16, 2012 through October 31, 2012

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In Re: Chapter 11 A123 SYSTEMS, INC., et al. Case Number: 12–12859 (KJC) Debtors Jointly Administered Hon. Kevin J. Carey MOR-2 Debtors Condensed Combined Statements of Operations For the Period October 16, 2012 through October 31, 2012, and January 1, 2012 through October 15, 2012 (USD 000s -Unaudited) Oct. 16, 2012 - Oct. 31, 2012 Jan. 1, 2012- Oct. 15, 2012 Total Revenue $ 604 $ 54,996 Cost of Goods Sold 2,422 204,411 Gross Profit (Loss) (1,818) (149,415) Operating Expenses Research and Development 1,721 63,062 Sales & Marketing 383 11,651 General and Administrative 3,060 36,917 Production Start-Up (2) 91 Total Operating Expenses 5,162 111,720 Operating Profit (Loss) $ (6,981) $ (261,136) 1 Interest (Expense), Net (15,203) (22,412) Gain (Loss) on Foreign Exchange (695) (741) 2 Fair value adjustments 14,323 14,839 Other (expense) income, net - (19,479) Income (Loss) Before Income Taxes (8,556) (288,929) Provision for Income Tax 21 695 Net Income (Loss) (8,576) (289,624) See Notes to Debtors Condensed Combined Statements of Operations on the following page Page 7 Monthly Operating Report October 16, 2012 through October 31, 2012

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re:	Chapter 11
A123 SYSTEMS, INC., et al.	Case Number: 12-12859 (KJC)
Debtors	Jointly Administered
	Hon. Kevin J. Carey

MOR-2 Notes to Debtors Condensed Combined Statements of Operations
For the Period October 16, 2012 through October 31, 2012, and
January 1, 2012 through October 15, 2012 (USD 000s -Unaudited)

1. Interest expense is comprised of the following:

	Oct. 16, 2012 - Oct. 31, 2012	Jan. 1, 2012 - Oct. 15, 2012
2013 Senior Convertible notes:		
Discount amortization	(11)	(10,543)
Interest Paid	-	(712)
Accrued interest	(7)	(18)
Deferred financing cost amortization	(5)	(3,451)
	(23)	(14,724)
Wanxiang Bridge Notes		
Discount amortization	(11,287)	(1,029)
Accrued interest	(100)	(261)
Deferred financing cost amortization	66	(1,816)
	(11,321)	(3,106)
2016 Convertible notes		
Discount amortization	(3,006)	(680)
Accrued interest	(225)	(4,294)
Deferred financing cost amortization	(429)	(92)
	(3,659)	(5,066)
JCI DIP Financing costs	(310)	-
Mass Energy Loan	(7)	(131)
SVB Term Loan	-	(20)
SVB Credit Facility:	-	-
Interest Paid	-	(88)
Deferred financing cost write off	-	(228)
Capital leases - Waltham & Westboro	(66)	(1,318)
Other Deferred Financing cost amortization	(66)	(59)
LC Draw fees	(7)	-
Other Adjustments	1	(7)
Interest expense	(15,459)	(24,746)
Interest income	256	2,334
Interest expense, net	(15,203)	(22,412)

2. The periodic mark-to-market adjustments for derivative liabilities for the reporting period are comprised of the following:

	Oct. 16, 2012 - Oct. 31, 2012	Jan. 1, 2012 - Oct. 15, 2012
Embedded derivatives fair value adjustment	-	2,842
January 2012 Warrants	719	11,182
May 2012 Warrants	1,545	6,167
July 2012 Warrants	-	2,772
Wanxiang Warrants	12,058	258
Gain on change in fair value adjustments	14,323	23,220
Gain on Extinguishment of debt - 2013 Senior Notes	-	(8,382)
Total fair value adjustments	14,323	14,839

Page 8

Monthly Operating Report
October 16, 2012 through October 31, 2012

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re:
A123 SYSTEMS, INC., et al.
Debtors

Chapter 11
Case Number: 12-12859 (KJC)
Jointly Administered
Hon. Kevin J. Carey

MOR-3

Debtors Condensed Combined Balance Sheets
As of the Petition Date and October 31, 2012
(USD 000s- Unaudited)

	Oct. 15, 2012	Oct. 31, 2012
Current Assets		
Cash	$ 18,140	$ 30,472
Restricted Cash	2,217	2,191
Accounts Receivable, net	17,882	16,669
Inventory	70,580	70,244
Intercompany Receivables from Non-Debtors	20,005	20,247
Prepaid & Deferred Assets	26,005	25,506
Total Current Assets	**$ 154,830**	**$ 165,330**
Property & Equipment - Net	$ 71,924	$ 71,057
Goodwill & Intangibles		
Long Term Grant Receivable	101,804	101,804
Other Assets	7,788	6,484
Intercompany Note Receivable from Non-Debtors	59,033	59,033
Other Long Term Investments	2,000	2,000
Investment in Subsidiaries	98,509	105,379
TOTAL ASSETS	**$ 495,888**	**$ 511,087**
Liabilities & Shareholders Equity (Deficit)		
Current Liabilities		
Accounts Payable	-	3,365
Accrued Expenses	47,049	48,838
Deferred Liabilities	51,233	52,829
Interim Debtor In Possession Loan	-	15,550
Inter Company Payables to Non-Debtors	-	311
Other	6,269	3,708
Total Current Liabilities	**$ 104,552**	**$ 124,601**
Long Term Debt	$ 4,035	$ 16,434
Other Liabilities	18,738	18,679
Total Liabilities	**$ 127,324**	**$ 159,714**
Liabilities Subject to Compromise		
Inter Company Payables to Non-Debtors	$ 20,439	$ 19,298
Obligations to Third Parties	207,065	191,450
Total Liabilities Subject to Compromise	**$ 227,504**	**$ 210,748**
Shareholders Equity (Deficit)	**$ 141,060**	**$ 140,624**
Total Liabilities & Shareholders Equity (Deficit)	**$ 495,888**	**$ 511,087**

See Notes to Debtors Condensed Combined Balance Sheets on the following page

Page 9

Monthly Operating Report
October 16, 2012 through October 31, 2012

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In Re: Chapter 11 A123 SYSTEMS, INC., et al. Case Number: 12–12859 (KJC) Debtors Jointly Administered Hon. Kevin J. Carey MOR-3 Notes to Debtors Condensed Combined Balance Sheets As of the Petition Date and October 31, 2012 (USD 000s - Unaudited) Debt is comprised of the following: 10/15/2012 10/31/2012 Senior Secured Bridge Loan Facility $ 12,500 13,605 Less discount related to fair value of associated warrants (11,287) – Net Senior Secured Bridge Loan Facility 1,213 13,605 Mass clean energy loan 2,822 2,829 Interim Debtor In Possession Loan - 15,500 Total 4,035 31,934 Less amounts classified as current - 15,500 Long Term Debt $ 4,035 16,434  Liabilities subject to compromise consist of the following:   Liabilities Subject to Compromise 15-Oct-12 31-Oct-12 2015 Convertible Notes $ 2,748 $ 2,709 3.75% 2016 Convertible Notes 140,744 143,750 Accounts Payable 29,131 24,736 Accrued Expenses 7,601 7,737 Non -Debtor Intercompany Payables 20,439 19,298 Deferred Revenue 130 130 Other Liabilities 12,388 12,388 Preferred Stock Warrant Liability 14,323 (0) TOTAL $ 227,504 $ 210,748  Page 10 Monthly Operating Report October 16, 2012 through October 31, 2012

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In Re: Chapter 11 Al23 SYSTEMS, INC., et al. Case Number: 12-12859 (KJC) Debtors Jointly Administered Hon. Kevin J. Carey Declaration Regarding the Status of Post Petition Taxes of the Debtors As of October 31, 2012 COMMONWEALTH OF MASSACHUSETTS, MIDDLESEX  COUNTY Richard E. Johnson hereby declares and states: I am Chief Accounting Officer & Controller for Al23 Systems, Inc., a corporation organized under the laws of the State of Delaware and the Debtor in the above-captioned chapter 11 cases (the "Debtors"). I am familiar with the Debtors' day-to- day operations, business affairs and books and records. All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors. To the best of my knowledge, the Debtors have filed all necessary federal, state and local tax returns and made all required post petition tax payments in connection therewith on a timely basis or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights. 1 Dated: , 2012 Respectfully submitted,   Waltham, Massachusetts    Richard E. Johnson  Chief Accounting Officer 'The Debtors use ADP for the remittance of all payroll taxes. Monthly Operating Report October 16, 2012 through October 31, 2012 Page 11

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re:
A123 SYSTEMS, INC., et al.
Debtors

Chapter 11
Case Number: 12-12859 (KJC)
Jointly Administered
Hon. Kevin J. Carey

MOR-4

Combined Debtors Summary of Unpaid Post Petition Accounts Payable

October 31, 2012

(USD 000s - Unaudited)

	Days Past Due [1]					
	Current	**1-30 Days**	**31-60 Days**	**61-90 Days**	**> 90 Days**	**Total**
Trade Debt	$ 1,179	$ 288	$ 0	$ 4	$ 3	$ 1,474
	80%	*20%*	*0%*	*0%*	*0%*	*100%*

Other Payables [2]	
Un-invoiced Receipts	$ 655
Invoiced not Entered	$ 1,236
Total Post - Petition Accounts Payable	**$ 3,365**

Notes:

1. Days since date of invoice.
2. Represents goods/services received by the Debtors' for which an invoice has not yet been received or entered into the Debtors' financial accounting system.

Page 12

Monthly Operating Report
October 16, 2012 through October 31, 2012

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re:
A123 SYSTEMS, INC., et al.
Debtors

Chapter 11
Case Number: 12-12859 (KJC)
Jointly Administered
Hon. Kevin J. Carey

MOR-5

Combined Debtors Accounts Receivable and Aging

October 31, 2012

(USD 000s - Unaudited)

	Days Aged (net)						
	Current	1-30 Days	31-60 Days	61-90 Days	> 90 Days	Total	
Customer Receivables	9,206	3,984	2,605	695	1,608	$	18,098
	51%	*22%*	*14%*	*4%*	*9%*		*100%*
				Adjustments			
				Unbilled		$	(732)
				Allowance		$	(696)
				Un-Applied		$	(1)
				Total Accounts Receivable		**$**	**16,669**

Page 13

Monthly Operating Report
October 16, 2012 through October 31, 2012

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In Re: Chapter 11 A123 SYSTEMS, INC., et al. Case Number: 12-12859 (KJC) Debtors Jointly Administered Hon. Kevin J. Carey MOR-6 Debtor Questionnaire For the Period January 1, 2012 through October 31, 2012 Yes No 1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. X 2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation. X 3. Have all post petition tax returns been timely filed? If no, provide an explanation. X 4. Are workers compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation. X 5. Have any bank accounts been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. X Page 14 Monthly Operating Report October 16, 2012 through October 31, 2012

Appendix A
Debtors Condensed Combining Income Statements
As of the Petition Date and October 31, 2012

(USD000s)	Debtors									
	A123 Systems, Inc.		A123 Securities Corporation		Grid Storage Holdings LLC		Eliminations		**Total Debtors**	
	Oct 16, 2012 - Oct 31, 2012	Jan 1, 2012 - Oct 15, 2012	Oct 16, 2012 - Oct 31, 2012	Jan 1, 2012 - Oct 15, 2012	Oct 16, 2012 - Oct 31, 2012	Jan 1, 2012 - Oct 15, 2012	Oct 16, 2012 - Oct 31, 2012	Jan 1, 2012 - Oct 15, 2012	**Oct 16, 2012 - Oct 31, 2012**	**Jan 1, 2012 - Oct 15, 2012**
Total Revenue	$ 604	$ 54,996	$ -	$ -	$ -	$ -	$ -	$ -	$ 604	$ 54,996
Cost of Goods Sold	2,422	204,411	-	-	-	-	-	-	2,422	204,411
Gross Profit (Loss)	(1,818)	(149,415)	-	-	-	-	-	-	(1,818)	(149,415)
Operating Expenses										
Research and Development	1,721	63,062	-	-	-	-	-	-	1,721	63,062
Sales & Marketing	383	11,651	-	-	-	-	-	-	383	11,651
General and Administrative	3,060	36,906	-	11	-	-	-	-	3,060	36,917
Production Start-Up	(2)	91	-	-	-	-	-	-	(2)	91
Total Operating Expenses	5,162	111,709	-	11	-	-	-	-	5,162	111,720
Operating Profit (Loss)	$ (6,981)	$ (261,125)	$ -	$ (11)	$ -	$ -	$ -	$ -	$ (6,981)	$ (261,136)
Interest (Expense), Net	(15,203)	(22,430)	-	18	-	-	-	-	(15,203)	(22,412)
Gain (Loss) on Foreign Exchange	(695)	(741)	-	-	-	-	-	-	(695)	(741)
Fair value adjustments	14,323	14,839	-	-	-	-	-	-	14,323	14,839
Other (expense) income, net	-	(19,479)	-	-	-	-	-	-	-	(19,479)
Income (Loss) Before Income Taxes	(8,556)	(288,936)	-	7	-	-	-	-	(8,556)	(288,929)
Provision for Income Tax	21	695	-	-	-	-	-	-	21	695
Net Income (Loss)	**(8,576)**	**(289,631)**	-	**7**	-	-	-	-	**(8,576)**	**(289,624)**

1. Certain Non Debtors are not included here as they either have no financial activity and /or are branches of the Debtors and are therefore included in thefinancial results of the Debtors.

Page 1 of 1

Appendix B
Debtors Condensed Combining Balance Sheets
As of the Petition Date and October 31, 2012

(USD000s)	A123 Systems, Inc.		A123 Securities Corporation		Grid Storage Holdings LLC		Eliminations		Total Debtors	
	Debtors									
Assets	15-Oct-12	31-Oct-12	15-Oct-12	31-Oct-12	15-Oct-12	31-Oct-12	15-Oct-12	31-Oct-12	**15-Oct-12**	**31-Oct-12**
Current Assets										
Cash	$ 2,667	$ 8,129	$ 15,474	$ 22,343	$ -	$ -	$ -	$ -	$ 18,140	$ 30,472
Restricted Cash	2,217	2,191	-	-	-	-	-	-	2,217	2,191
Accounts Receivable, net	17,882	16,669	-	-	-	-	-	-	17,882	16,669
Inventory	70,580	70,244	-	-	-	-	-	-	70,580	70,244
Intercompany Receivables from Non-Debtors	20,005	20,247	-	-	-	-	-	-	20,005	20,247
Prepaid & Deferred Assets	26,005	25,506	-	-	-	-	-	-	26,005	25,506
Total Current Assets	**$ 139,356**	**$ 142,986**	**$ 15,474**	**$ 22,343**	**$ -**	**$ -**	**$ -**	**$ -**	**$ 154,830**	**$ 165,330**
Property & Equipment - Net	$ 71,924	$ 71,057	$ -	$ -	$ -	$ -	$ -	$ -	$ 71,924	$ 71,057
Goodwill & Intangibles	-	-	-	-	-	-	-	-		
Long Term Grant Receivable	101,804	101,804	-	-	-	-	-	-	101,804	101,804
Other Assets	7,788	6,484	-	-	-	-	-	-	7,788	6,484
Intercompany Note Receivable from Non-Debtors	59,033	59,033	-	-	-	-	-	-	59,033	59,033
Other Long Term Investments	2,000	2,000	-	-	-	-	-	-	2,000	2,000
Investment in Subsidiaries	98,509	105,379	-	-	-	-	-	-	98,509	105,379
TOTAL ASSETS	**$ 480,414**	**$ 488,743**	**$ 15,474**	**$ 22,343**	**$ -**	**$ -**	**$ -**	**$ -**	**$ 495,888**	**$ 511,087**
Liabilities & Shareholders Equity (Deficit)										
Current Liabilities										
Accounts Payable	$ -	$ 3,365	$ -	$ -	$ -	$ -	$ -	$ -	-	3,365
Accrued Expenses	47,039	48,829	10	10	-	-	-	-	47,049	48,838
Deferred Liabilities	51,233	52,829	-	-	-	-	-	-	51,233	52,829
Interim Debtor In Possession Loan	-	15,550	-	-	-	-	-	-	-	15,550
Inter Company Payables to Non-Debtors	-	311	-	-	-	-	-	-	-	311
Other	6,269	3,708	-	-	-	-	-	-	6,269	3,708
Total Current Liabilities	**$ 104,542**	**$ 124,591**	**$ 10**	**$ 10**	**$ -**	**$ -**	**$ -**	**$ -**	**$ 104,552**	**$ 124,601**
Long Term Debt	$ 4,035	$ 16,434	$ -	$ -	$ -	$ -	$ -	$ -	$ 4,035	$ 16,434
Other Liabilities	18,738	18,679	-	-	-	-	-	-	18,738	18,679
Total Liabilities	**$ 127,314**	**$ 159,704**	**$ 10**	**$ 10**	**$ -**	**$ -**	**$ -**	**$ -**	**$ 127,324**	**$ 159,714**
Liabilities Subject to Compromise										
Inter Company Payables to Non-Debtors	$ 20,439	$ 19,298	$ -	$ -	$ -	$ -	$ -	$ -	$ 20,439	$ 19,298
Obligations to Third Parties	207,065	191,450	-	-	-	-	-	-	207,065	191,450
Total Liabilities Subject to Compromise	**$ 227,504**	**$ 210,748**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ 227,504**	**$ 210,748**
Shareholders Equity (Deficit)	**$ 125,596**	**$ 118,291**	**$ 15,464**	**$ 22,334**	**$ -**	**$ -**	**$ -**	**$ -**	**$ 141,060**	**$ 140,624**
Total Liabilities & Shareholders Equity (Deficit)	**$ 480,414**	**$ 488,743**	**$ 15,474**	**$ 22,343**	**$ -**	**$ -**	**$ -**	**$ -**	**$ 495,888**	**$ 511,087**

1. Certain Non Debtors are not included here as they either have no financial activity and /or are branches of the Debtors and are therefore included in thefinancial results of the Debtors.

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